UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2014 (August 15, 2014)

QUESTCOR PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

California	001-14758	33-0476164
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 Kellogg Drive, Suite D

Anaheim, California 92807

(Address of Principal Executive Offices, including Zip code)

(714) 786-4200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change of Fiscal Year.

On August 14, 2014, pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of April 5, 2014, among Questcor Pharmaceuticals, Inc. (the “Company”), Mallinckrodt plc (“Mallinckrodt”) and Quincy Merger Sub, Inc. (“Merger Sub”), Merger Sub merged with and into the Company, with the Company being the surviving entity (the “Merger”). As a result of the Merger, the Company became a wholly owned indirect subsidiary of Mallinckrodt.

On August 15, 2014, the Company’s articles of association were amended as set forth in Exhibit 3.1 to this Current Report on Form 8-K, which is incorporated herein by reference. Also on August 15, 2014, the Company’s bylaws were amended and restated in their entirety as set forth in Exhibit 3.2 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment of Amended and Restated Articles of Incorporation of Questcor Pharmaceuticals, Inc.

3.2	Third Amended and Restated By-Laws of Questcor Pharmaceuticals, Inc.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUESTCOR PHARMACEUTICALS, INC.

Date: August 20, 2014

/s/ Kathleen A. Schaefer
Kathleen A. Schaefer
President

EXHIBIT INDEX

Exhibit	Description

3.1	Certificate of Amendment of Amended and Restated Articles of Incorporation of Questcor Pharmaceuticals, Inc.

3.2	Third Amended and Restated By-Laws of Questcor Pharmaceuticals, Inc.

4